EX-10.i.d
7

                                                  PROMISSORY NOTE


$50,000                                                   Date: August 5,   1999

For value received, Global Resources Group, Inc., (the "Borrower"), at 100 2nd Avenue North, Suite 200, St. Petersburg, Florida, 33701, promises to pay to the order of Mr. F. Stanton Moyer (the "Lender"), located at 445 Caversham Road, Bryn Mawr, PA 19010, (or at such other place as the Lender may designate in writing) the sum of $50,000.00 with interest from August 5, 1999, on the unpaid principle at the rate of 10% per annum.

Unpaid principle after the Due Date shown below shall accrue interest at a rate of 18% annually until paid. The unpaid principle and accrued interest shall be payable in monthly installments of $2,184.47, beginning on September 5, 1999, and continuing until August 5, 2001, (the "Due Date"), at which time the remaining unpaid principle or principle and interest shall be due in full.

All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principle.

If any installment is not paid within thirty (30) days after Due Date, the remaining unpaid balance and accrued interest shall become due immediately, (after a fifteen [15] day cure period), at the option of the Lender.

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with a prepayment penalty of the next twelve (12) months of scheduled interest from the date of the prepayment.

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

         1. the failure of the Borrower to pay the principle and any accrued interest in full on or before the Due Date;

         2.       the death of the Borrower(s) or Lender(s);

         3. the filing of bankruptcy proceedings involving the Borrower as a Debtor;

         4. the application for appointment of a receiver for the Borrower;

         5. the making of a general assignment for the benefit of the Borrower's creditors;

         6.       the insolvency of the Borrower; or

         7. the misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit.

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of principle and interest on this Note shall be paid in the legal currency of the United States. Borrower waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

No renewal or extension of this Note, delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note shall affect the liability of the Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This Note shall be construed in accordance with the laws of the State of Nevada.


Signed this        day of                            , 1999.



Borrower:
Global Resources Group, Inc.




By: O. Howard Davidsmeyer
Chairman of the Board



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              Transfer of this Warrant is subject to restriction.



                                              Void after July 8, 2003

                                                 For 50,000 Shares

                                           Common Stock Purchase Warrant


         Global Resources Group, Inc., a Nevada corporation, (the "Company") hereby certifies that, in consideration of the sum of $10.00, and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, F. Stanton Moyer, (the "Holder") is entitled, subject to the terms and conditions set forth below, to purchase from the Company at any time or from time to time, on or before July 8, 2003, 50,000 fully paid and non-assessable Shares (the "Shares") of Common Stock, $.01 par value, of the Company (the "Common Stock") at a price of one dollar and fifty cents ($1.50) per Share (the "Exercise Price"), and further subject to the terms and conditions set forth herein. Transfer is subject to restrictions as set forth in Sections 2(e), 3 and 5 hereof.

1. Investment in Notes. This Warrant is issued to Holder in connection with its Promissory Note with the Company.

         The terms "Warrant" or "Warrants", as used herein, shall mean this Warrant, and any Warrant or Warrants issued in exchange for, to replace or upon partial exercise of this Warrant.

2.       Piggyback Registration Rights.  The Company agrees that:

         (a) Upon written request made by Holder at any time after January 8, 2000, the Company will include the Warrant (but shall not be so obliged more than once) in any registration statement filed under the Securities Act of 1933, as amended (the "Act"), in conformity with the Act and rules and regulations (the "Rules under the Act") of the Securities and Exchange Commission (the "Commission") thereunder and will thereafter use its best efforts to cause said registration to become effective as soon as possible so as to permit the holders of the Warrant or of the Shares publicly to offer or sell the Warrant or the Shares through the facilities of the over-the-counter market or any securities exchange on which the Company's Common Stock may be listed. The Company shall include in such registration the Shares subject to this Warrant. The Company may include other Shares of its Common Stock in any such registration unless the underwriter of such offering advises the Company that the inclusion of such other Shares would adversely affect the market. Such registration relating to the Warrant or the Shares purchased upon exercise of the Warrant which is undertaken pursuant to a request to the Company made in accordance with this subjection 2(a) shall be solely at the cost and expense of the Company.

         (b) If at any time the Company proposes to register any Shares of its Common Stock under the Act (other than securities being registered in connection


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with an  acquisition  by the Company or pursuant to an employee  stock option or similar plan), the Company will each such time give written notice of its intention to do so to Warrant Holder and to any other record holder or holders of the Warrant or Warrants, as the case may be, and, if the Warrants have been exercised in whole or in part, to each holder of record of the Shares purchased upon such exercise, and on Holder's written request given within twenty (20) days after receipt of the notice, the Company shall use its best efforts to cause the Warrants or Shares, the holders of which shall have requested registration thereof, to be included with the securities registered under the Act; provided that the Company need not register such Warrants and/or Shares as exceed fifty percent (50%) of the total amount being registered without the Company's consent. The Company shall give written notice to Holder and to each such holder or holders of the proposed filing of a registration statement at least thirty (30) days prior to such filing, and a prompt written notice of the proposed filing of amendments to such registration statement. Any registration of the Warrants or Shares which is undertaken pursuant to a request to the Company made in accordance with this subsection 2(b) shall be solely at the cost and expense of the Company.

         (c) The costs and expenses to be borne by the Company for purposes of subsection 2(a) and subsection 2(b) shall include, without limitation, all printing expenses (including a reasonable number of prospectuses for circulation by the selling holders of the Warrants or the Shares), all legal fees and disbursements of the Company's counsel, Blue Sky expenses, accounting fees of the Company, and filing fees, and all accountable expenses of the underwriters' commissions or similar charges attributable to the Warrants or Shares owned by the holders thereof, and, notwithstanding the foregoing, the Company's obligation to register the Warrants or Shares pursuant to this Section 2 shall be limited such that: (i) the Company shall have no obligation to include Shares in a registration statement under the Act to the extent that in the opinion of Counsel satisfactory to the holder of such Shares is then eligible to resell such Shares under Rule 144 under; (ii) the Company shall be required to register securities only if and to the extent that holders seeking to register furnish the Company with a written statement of their intention to sell and such other information as the Company may reasonably request; (iii) the Company's obligation to register the Warrants or Shares pursuant to subsections 2(a) or 2(b) shall expire after the five (5) years following the date the Warrants become exercisable or the Company shall have purchased the Warrants or the Shares in respect of which registration was requested, pursuant to subsection 2(e) below; and (iv) the Company shall not be obligated to keep any registration statement filed in accordance with this Section 2 effective for more than ninety
(90) days.

         (d) To the fullest extent permitted by law, the Company agrees to indemnify each holder, and each underwriter, of the Warrants or Shares being sold by any such holder pursuant to this Section 2 (and any person who controls such holder or underwriter within the meaning of Section 15 of the Act) against all claims, losses, damages, liabilities and expenses under the Act, the Securities and Exchange Act of 1934, as amended, or other Federal or State statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement filed pursuant to this
Section 2 or in any amendment thereof, or in any preliminary prospectus or prospector relating thereto, or in any amendment thereof or supplement thereto, or any omission or alleged omission to state a material fact required thereto, or in any amendment thereof or supplement thereto, or any omission or alleged omission to state a material fact required to be stated therein or necessary to


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make the statements  therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to any such holder or underwriter in respect of any claims, losses, damages, liabilities or expenses resulting from any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter specifically for use in connection with such registration statement and prospectus; and each holder and underwriter agrees to indemnify, to the fullest extent permitted by law, the Company, each person, if any, who controls the Company within the meaning of said Section 15, and each Director and Officer of the Company who signs the registration statement in question, against claims, losses, damages, liabilities and expenses which they may incur by reason of any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter, as the case may be, specifically for use in connection with such registration statement prospectus.

         (e) The holder agrees that this Warrant and any Shares issued upon exercise of this Warrant will be held subject to any restrictions on resales thereof by reason of application of the Act and that the following legend may be affixed to this Warrant or such Shares:

         THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION THEREFROM IS AVAILABLE.

3. Exercise of Warrant; Partial Exercise. This Warrant may be exercised for the full number of Shares within the time called for hereby by the holder surrendering this Warrant, properly endorsed, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check, payable to the order of the Company, of the sum obtained by multiplying (a) the number of Shares called for on the face of this Warrant (or such applicable number of Shares as may result from an adjustment pursuant to Section 7 hereof) by (b) the Exercise Price.

         Upon each exercise of this Warrant, the holder or holders of this Warrant shall be deemed to be the holder or holders of record of Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or certificates representing such Shares shall not have actually been delivered to said holder or holders. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the holder or holders of such Shares a certificate or certificates for such Shares issuable upon such exercise registered in the name of the holder or holders or its designee.

         This Warrant may be exercised for less than the full number of Shares within the time called for hereby by such a surrender accompanied by payment of the Exercise Price for the number of Shares in respect of which it is being exercised. Upon any such partial exercise, the Company at its expense will forthwith issue to the holder hereof a new Warrant or Warrants of like tenor calling in the aggregate on their face for the number of Shares for which this Warrant shall not have been exercised, issued in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, subject however, to subsection 2(e) hereof; provided, that, in case this Warrant shall not have been registered under the Act as then in effect (or any similar statute then in effect), the Company shall not be obligated to issue


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and deliver  any Warrant or Warrants to or in the name of any person  other than the holder of this Warrant unless, in the opinion of counsel satisfactory to the Company, such Warrant or Warrants may be so issued and delivered without registration under such Act and qualifications under applicable Blue Sky or other State securities laws.

4. Reservation of Shares Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, the Shares and any other stock, securities and property as from time to time shall be receivable upon the exercise of this Warrant.

5. Adjustments. This Warrant is subject to the following terms and conditions during the term thereof:

         (a) Stock Distributions and Splits. In case (i) the outstanding Shares of the Common Stock shall be subdivided into a greater number of Shares, (ii) a dividend in Common Stock shall be paid in respect of the Common Stock or (iii) there shall be any other distribution on the Common Stock payable otherwise than out of earnings, retained earnings or earned surplus, the Exercise Price per share in effect immediately prior to such subdivision or at the record date of such dividend or distribution shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend or distribution be proportionately reduced; and, conversely, if outstanding Shares of Common Stock shall be combined into a smaller number of Shares thereof, the Exercise Price per Share in effect immediately prior to such combination be proportionately increased. If there shall be a distribution described in subparagraph (iii) of this subsection 5(e), the Exercise Price per Share in effect immediately prior to such distribution shall be reduced by an amount equal to the fair value thereof per Share of Common Stock. Any dividend paid or distributed on the Common Stock in stock of any other class or securities convertible into Shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that Shares of Common Stock are issuable upon the conversion thereof.

         (b) Adjustment of Underlying Shares. Whenever the Exercise Price per Share is adjusted as provided in subsection 5(a) above, the number of Shares purchasable upon exercise of the Warrant immediately prior to such adjustment shall be adjusted, effective simultaneously with such adjustment, to equal the product obtained (calculated to the nearest full Share) by multiplying such number of Shares by a fraction, the numerator of which is the Exercise Price per Share in effect immediately prior to such adjustment and the denominator of which is the Exercise Price per Share in effect upon such adjustment, which adjusted number of Shares shall thereupon be the number of Shares purchasable upon exercise of the Warrant until adjusted as provided herein.

         (c) Notice of Change of Exercise Price. Whenever the Company shall be required to give effect to an adjustment in the Exercise Price per Share or the kind or amount of securities purchasable upon exercise of the Warrants shall be adjusted pursuant to any of the provisions hereof, the Company shall forthwith thereafter cause to be sent to each holder of the Warrants a certificate setting forth the adjustments in the Exercise Price per Share and/or in said kind or amount or securities, and also setting forth in detail the facts requiring such adjustments. In addition, the Company at its expense shall, within ninety (90) calendar days following the end of each of its fiscal years during the term hereof, and promptly upon reasonable request of any holder of the Warrant in connection with the exercise from time to time of all or any portion of the Warrant, cause independent certified public accountants of recognized standing


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selected by the Company to compute any such  adjustment in  accordance  with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

         (d) Notice of Record Date. In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earnings, retained earnings or earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any Shares of stock of any class or any other securities or property, or to receive any other right, or (ii) any capital reorganization of the Company, or any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all of the assets of the Company or consolidation or merger of the Company with or into any other person, or (iii) any voluntary or involuntary dissolution or liquidation of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of the Warrant a notice specifying not only the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution, or right, but also the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders Shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) calendar days prior to the proposed record date therein specified.

6. Notices. All notices and other communications of the Company to the holder or holders of this Warrant or Warrants, as the case may be, shall be mailed by first class registered or certified mail, postage prepaid, to the last address or addresses furnished to the Company in writing by Warrant Holder and the holder or holders thereof.

7. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

8. Choice of Law. This Warrant shall be construed in accordance with the laws of the State of Nevada without consideration of any principles of conflict of law.


Dated:


GLOBAL RESOURCES GROUP, INC.




By:
         O. Howard Davidsmeyer, Chairman


Attest:
















GRGL38.1

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